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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in each Registration Statement on Form S-8 (No. 33-26053, 33-63962, 33-63964, 333-48155 and 333-
46558) of Rehabilicare Inc. of our report dated September 2, 1999 relating to the financial statements, which appears in this Form 10-K.




PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
September 25, 2000